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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 23, 2000, with respect to the financial statements of Savant Corporation included in the Registration Statement (Form
F-1 No. 333-     ) and related Prospectus of Precise Software Solutions Ltd., for the registration of shares of its common stock.

                                            /s/ ERNST & YOUNG LLP

McClean, Virginia
October 27, 2000